UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 200549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 2, 2004

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 —Regulation FD

Item 7.01 Regulation FD Disclosure.

        On September 2, 2004, New Horizons Worldwide, Inc. (the “Company”) issued a press release announcing that it has agreed in principle to resolve a class action complaint filed by two former instructors in the California Superior Court for Orange County. A copy of the press release containing further details of the complaint and the Company’s proposed settlement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The press release furnished with this Current Report on Form 8-K provides detail not included in previously issued reports and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

99.1	Press Release of New Horizons Worldwide, Inc., dated September 2, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date	September 2, 2004
		By	/s/ Robert S. McMillan
Robert S. McMillan
Vice President,Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of New Horizons Worldwide, Inc., dated September 2, 2004

E-1